SUPPLEMENT TO THE PROSPECTUSES

AND SUMMARY PROSPECTUSES

OF

  WELLS FARGO MUNICIPAL FIXED INCOME FUNDS

Wells Fargo Colorado Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo North Carolina Tax-Free Fund

I. Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund

Mergers and Shareholder Meetings

                At a meeting held on November 8 and 9, 2018, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) unanimously approved the mergers of certain funds listed in the table below (each, a “Target Fund” and collectively, the “Target Funds”) into certain existing funds of the Trust (the “Acquiring Funds”), which are also listed below (each a “Merger”, together the “Mergers”).   The mergers were proposed by Wells Fargo Funds Management, LLC, investment manager to each of the funds in the Trust (the “Wells Fargo Funds”).

Target Fund	Acquiring Fund
Wells Fargo Colorado Tax-Free Fund	Wells Fargo Municipal Bond Fund
Wells Fargo North Carolina Tax-Free Fund	Wells Fargo Municipal Bond Fund

             Each Merger is contingent on a number of conditions, including approval by the shareholders of each Target Fund of their respective fund’s merger at a special shareholder meeting expected to be held in February 2019.  Each Merger is also intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers.  Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Mergers.

Each Merger, if approved by shareholders and all conditions to closing are satisfied, is expected to occur in March 2019.   Prior to each merger, shareholders of the Target Funds may continue to purchase and redeem shares subject to the limitations described in the Target Funds’ prospectuses.

No shareholder action is necessary at this time.   Additional information, including a description of the applicable merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/proxy statement that is expected to be mailed to shareholders in December 2018.   The prospectus/proxy statement will provide information regarding the date, time and location of the shareholder meeting where each merger will be considered. Only shareholders of record as of the close of business on December 7, 2018 will receive a prospectus/proxy statement and will be entitled to vote at the shareholder meeting or any adjournment(s) thereof.

II. Wells Fargo Municipal Bond Fund (the “Fund”)

Contractual Expense Cap Change

            Upon the approval of either Merger as described above, footnote one to the Annual Fund Operating Expenses table in the Fund’s Fund Summary is updated to reflect the extension of the current expense cap to October 31, 2020.

November 9, 2018                                                                                                                                            MIAM118/P1103SP